UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2007

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Mannatech under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On October 18, 2007, Mannatech, Incorporated (“Mannatech”) dismissed Grant Thornton LLP (“Grant Thornton”) as its independent registered public accountants. The Company terminated Grant Thornton following the request of Grant Thornton that the Company either remove Sam Caster, current Chairman and Founder of Mannatech, from all responsibilities, or engage another independent accounting firm. Mr. Caster had voluntarily given up his position as Chief Executive Officer prior to receipt of Grant Thornton’s request. Mannatech’s audit committee of the Board of Directors approved the decision to change accountants. The reports of Grant Thornton on Mannatech’s financial statements for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Mannatech’s two most recent fiscal years and subsequent interim periods, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to such disagreement in its reports. During the years ended December 31, 2005 and 2006 and through October 18, 2007, there have occurred none of the “reportable events” listed in Item 304(a)(l)(v) of Regulation S-K.

Grant Thornton has received a copy of this Current Report on Form 8-K and has provided a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the disclosures herein. A copy of the letter from Grant Thornton is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Mannatech engaged BDO Seidman, LLP to act as its independent registered public accountants, effective October 18, 2007. During the two most recent fiscal years and subsequent interim periods, neither Mannatech nor anyone on its behalf has consulted BDO Seidman, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Mannatech’s financial statements, and either a written report was provided to Mannatech or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by Mannatech in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(l)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
16.1*	Letter from Grant Thornton LLP regarding change in certifying public accountant.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Mannatech has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: October 18, 2007	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
16.1*	Letter from Grant Thornton LLP regarding change in certifying public accountant.

*	Filed herewith.